SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 2, 2005



                        CBL & ASSOCIATES PROPERTIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

        Delaware                      1-12494                  62-154718

(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
of Incorporation)                                          Identification No.)

           Suite 500, 2030 Hamilton Place Blvd, Chattanooga, TN 37421 (Address of principal executive office, including zip code)

                                 (423) 855-0001
              (Registrant's telephone number, including area code)

                                       N/A
              (Former name, former address and former fiscal year,
                          if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On February 2, 2005, CBL & Associates Properties, Inc. (the "Company") announced the appointment of Mr. Matthew S. Dominski to its Board of Directors. He will be filling the un-expired term of Mr. William J. Poorvu, former Director of CBL, which will expire in 2006. Mr. Poorvu retired from the Company's Board of Directors in July 2004. The Board of Directors plans to appoint Mr. Dominski to the Company's Audit Committee at the Board's annual meeting in May.

     The Company's press release announcing the appointment of Mr. Dominski to its Board of Directors is attached as Exhibit 99.1.


Item 9.01         Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

     Not applicable

(b)  Pro Forma Financial Information

     Not applicable

(c)  Exhibits

Exhibit
Number                         Description

99.1 Press Release - CBL & Associates Properties Announces Addition of Matt Dominski To Board Of Directors

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        CBL & ASSOCIATES PROPERTIES, INC.


                                 /s/ John N. Foy
                     ----------------------------------------
                                   John N. Foy
                                 Vice Chairman,
                      Chief Financial Officer and Treasurer
                     (Authorized Officer of the Registrant,
                         Principal Financial Officer and
                          Principal Accounting Officer)

Date: February 2, 2005

                                                                Exhibit 99.1

                 [CBL & ASSOCIATES PROPERTIES, INC LETTERHEAD]


Investor Contact: Katie Knight
                  Director of Investor Relations
                  (423) 490-8301

       CBL & ASSOCIATES PROPERTIES ANNOUNCES ADDITION OF MATT DOMINSKI TO
                               BOARD OF DIRECTORS

CHATTANOOGA, Tenn. (February 2, 2005) - CBL & Associates Properties, Inc. (NYSE:
CBL) today announced the appointment of Mr. Matt Dominski to its Board of Directors. Mr. Dominksi will be filling the un-expired term of Mr. William J. Poorvu, former Director of CBL, which will expire in 2006. Mr. Poorvu retired from CBL's Board of Directors in July 2004.

     Mr. Dominski is joint-owner of Polaris Capital, LLC a real estate investment firm located in the Chicago suburb of Winnetka, Illinois. Mr. Dominski has a strong background in the real estate industry having served from 1982 through 2000 in various executive positions, including Chief Executive Officer at Urban Shopping Centers, Inc. and its predecessor, JMB Retail Properties Company. Urban Shopping Centers was formerly one of the largest regional mall property companies in United States and was a publicly traded real estate investment trust (REIT) listed on the New York Stock Exchange and the Chicago Exchange. Mr. Dominski served as President of Urban Shopping Centers after its purchase by Rodamco North America in 2000 until his formation of Polaris Capital, LLC in 2002. Mr. Dominski was a member of ICSC's Board of Trustees from 1998 until 2004. A graduate of Trinity College, he received a Bachelor of Arts degree in Economics and earned his M.B.A from the University of Chicago in 1978.

     "We are delighted with the addition of Matt to our Board of Directors and believe his talents and skills will compliment and reinforce the strengths of our Board," stated Charles B. Lebovitz, chairman and chief executive officer of CBL & Associates Properties, Inc. "Matt's experience as CEO of a publicly traded REIT has allowed him to garner unique and valuable insight into the opportunities and issues specific to a public real estate company. He will bring meaningful perspective to our Board and we look forward to his contribution to the continued success of our company."

     CBL & Associates Properties, Inc. is the fourth largest mall REIT in North America and the largest owner of malls and shopping centers in the Southeast, ranked by GLA owned. CBL owns, holds interests in or manages 170 properties, including 69 enclosed regional malls. The properties are located in 28 states and total 73.0 million-square-feet including 2.0 million-square-feet of non-owned shopping centers managed for third parties. CBL has ten projects under construction totaling approximately 1.9 million-square-feet including one regional mall - Imperial Valley Mall in the Imperial Valley region of California, an open-air shopping center in Southaven (Memphis, TN), MS, one associated center, three community centers and four expansions. In addition to its office in Chattanooga, TN, CBL has a regional office in Boston (Waltham), MA. Additional information can be found at www.cblproperties.com.

                                   -CONTINUE-

CBL Press Release
February 2, 2005
Page 2


     Information included herein contains "forward-looking statements" within the meaning of the federal securities laws. Such statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual events, financial and otherwise, may differ materially from the events and results discussed in the forward-looking statements. The reader is directed to the Company's various filings with the Securities and Exchange Commission, including without limitation the Company's Annual Report on Form 10-K and the "Management's Discussion and Analysis of Financial Condition and Results of Operations" incorporated by reference therein, for a discussion of such risks and uncertainties.

                                     -END-